                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-1 registration statement filed by TriStar Aerospace Co. on February 13, 1998.



                                                             ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
  February 13, 1998